UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 15, 2013

BULLSNBEARS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54616	45-2282672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4731 W. Atlantic Avenue, Suite B-7, Delray Beach, FL	33445
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 265-5657

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On August 15, 2013 BullsnBears.com, Inc. entered into a Service Bureau and User License Agreement with The Shield, Ilc. pursuant to which we will provide to our subscribers computer terminal access to U.S. securities markets, which will include real time Level I and Level II access and full financial news services, as well as maintenance and technical support.  This agreement is for an initial term of two years, with automatic one year renewals after the initial term unless cancelled by either party upon 60 days notice prior to the end of the then current term.

The foregoing description of the Service Bureau and User License Agreement is qualified in its entirety by reference to this agreement which is filed as Exhibit 10.6 to this report.

Item 7.01

Regulation FD Disclosure.

On August 15, 2013 BullsnBears.com, Inc. issued a press release announcing that it had entered into the Service Bureau and User License Agreement with The Shield, Illc.  A copy of this press release is furnished as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of BullsnBears.com, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.

Description

10.6

Service Bureau and User License Agreement dated August 12, 2013 by and between BullsnBears.com Inc. and The Shield, Inc.

99.1

Press release dated August 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BullsnBears.com, Inc.

Date: August 15, 2013	By: /s/ James M. Palladino
James M. Palladino, Chief Executive Officer

2

Draft # 1- August 15, 2013

ATTORNEY WORK PRODUCT - CONFIDENTIAL

Exhibit 10.6

SERVICE BUREAU AND USER LICENSE AGREEMENT

SERVICE BUREAU AND USER LICENSE AGREEMENT (“Agreement”), dated as of the Effective Date set forth on the signature page hereto (the “Effective Date”), by and between THE SHIELD, INC., a New York Corporationhaving an address at 336 W. 37th Street,5th Floor, New York, New York 10018(“TSI” or “we”), and BULLS N BEARS.COM, a Delaware corporation having an address at 4731 W Atlantic Avenue, Bldg. B,Unit 7-8, Delray Beach Florida 33445 (“Licensee” or “you”).

1.SCOPE OF ENGAGEMENT

Subject to and in accordance with the terms of this Agreement and all Schedules (as such term is hereinafter defined) to this Agreement, TSI will provide you with:

(a) the services described on Schedules A, B, and C attached hereto and made a part hereof, as well as any additional services you may request and we may agree to provide in the future as described in a Schedule (each of such Schedules A, B and C and any additional Schedule, a “Schedule,” and together, the “Schedules”)(such services, together, the "Services," and each, individually, a “Service”); and

(b) the software, equipment and maintenance, if any, listed on Schedule B for use in connection with the Services.

We will provide the Services at our business location(s). We will either license to you or arrange with the appropriate third party vendor for a direct license or sublicense through us to you for the Software and Equipment set forth in Schedule B (as such terms are defined in Schedule B).

2. USE OF THE SERVICES

(a) The Services can be used for  establish and maintain communication linkages to facilitate the Quotation of stocks and options traded on the U S exchanges. We offer no advice or information (other than price quotes and market data provided by a third party) relating to securities transactions or order routing. We are not registered with the Securities and Exchange Commission or the Financial Industry Regulatory Authority as a broker-dealer. We are not soliciting any action based upon use of any of the Services. You agree that you will make your own independent decision to access or use any Service or to execute any transaction.You acknowledge and agree that the Services do not and will not serve as the primary basis for any of your investment decisions.  If you were to decide to facilitate the transmission of orders for securities transactions you represent to us that you will register as broker-dealer (or, if not, that you maintain an active client or customer account with a registered broker-dealer and you will receive consent from such broker-dealer to use the Services), and will implement policies and procedures to ensure that your use of the Services will not require us to register as a broker-dealer.

(b) We are providing the Services to you solely to serve the internal needs of your business which includes reselling the Services according to the procedures described in, this Agreement and the Schedules. You may sell the Services to any third party at a minimum price of $49.95 per Quotespro Level 2 user and $19.95 per basic web Web user..

(c) You agree to (i) comply with all operating instructions for the use of the Services which we may issue from time to time; (ii) procure, install and operate computers with operating systems as required for use of the Services; (iii) engage operators who, at a minimum, are competent to operate the computers and operating systems, are qualified to execute the programs on that equipment, and are familiar with the information, calculations and reports which serve as input and output of the Services; (iv) provide a proper environment and utilities, including an uninterrupted power supply, for the computers required for use of the Services; and (v) establish and maintain operational backup procedures in the event of a defect or malfunction that renders the Services or the computer systems on which they run non-operational.

(d) You acknowledge and agree that all proprietary rights in the Services are owned by us or by any applicable third party providing us with all or part of the Services (such third parties, the "Providers"), and the only rights you will have in the Services are those specifically set forth in this Agreement or in a separate license or sublicense. You agree that you will not engage in any conduct inconsistent with those proprietary or ownership rights. Without limiting the generality of the foregoing, you agree that you will not contest or assist others in contesting our or any Provider’s ownership rights, and you will use your best efforts to protect our and any Provider’s proprietary rights in the Services and to honor and comply with our reasonable request to protect our contractual, statutory and common law rights in the Services. You will be responsible for ensuring the security of the Services in connection with your use of them.

(e) You agree to supply us with all information we may reasonably request concerning you and your use of the Services. All information received will be subject to the Confidentiality provisions set forth in Section7 hereof and will not be used for any purpose other than for purposes of this Agreement

(f) You agree to be bound by the various notices, legends, disclaimers, terms and conditions displayed on or linked to the Services.

(g) We may monitor your use of the Services for purposes of this Agreement (and not for your benefit). We may use the resulting information to comply with the rules of any applicable regulatory or self-regulatory body and in compliance with applicable law and regulation. You agree that at all reasonable times while this Agreement is in effect, and for a period of two (2) years after termination hereof, we or our representatives will have the right to reasonable access to your relevant files, equipment and premises for the purpose of verifying your use of the Services and Licensed Products (as such term is defined in Schedule B)and the number of Authorized Users (as such term is defined in Schedule C).

3. FEES AND COSTS

You will pay us the fees set forth on the applicable Schedules and be responsible for all costs associated with your access to and use of any Service (including telecommunications, modems, third party software, equipment and any related maintenance services) or Equipment (including related shipping and installation charges and taxes). All fees exclude any applicable taxes or assessments imposed by any governmental body, agency or political subdivision on the Services (“Taxes”). You shall be liable for and pay when notified all Taxes except federal, state or local income taxes imposed on us.

You are responsible for any amounts owed under this Agreement if any prior charges or rates on any invoice were incorrectly applied and are discovered at a later date they will be corrected and invoiced on the current months invoice.

4. TERM AND TERMINATION

This Agreement shall begin as of the Effective Date and shall continue for a period of two (2) years (the “Initial Term”) unless terminated:

(a) by us upon written notice to you at our discretion

(b) by either party immediately upon written notice to the other,if there is a material breach or threatened breach of this Agreement by the other party;

This Agreement shall be automatically renewed for additional(1) year (“Renewal Term”) at the end of the Initial Term and any Renewal Term unless a written termination notice is provided by either party to the other not less than sixty (60) days prior the scheduled end of the Initial Term or any Renewal Term (each, a “Term”).

5. REPRESENTATIONS, WARRANTIES AND COVENANTS

(a) You represent, warrant and agree with us that (i) your use of the Services will comply with all applicable laws, rules and regulations and with the policies and practices of all securities and futures exchanges and associationsand self-regulatory organizations, internal control procedures and all other policies and procedures (whether stated orally or in writing) applicable to you, the Services and this Agreement and any other agreement between you and us, as each may be amended from time to time by TSI and agreed to by You,and(iii) you have all consents, rights, authority, and have taken all actions, in each case as necessary to use the Services and enter any transactions relating thereto.

(b) We represent and warrant to you that we have all rights, authority and licenses necessary to provide the Services to you.

(c) EXCEPT AS SET FORTH IN PARAGRAPH 5(b), THE SERVICES, SOFTWARE, EQUIPMENT AND ANY PRODUCTS OR SERVICES AVAILABLE ON OR THROUGH THE SOFTWAREARE PROVIDED ON AN “AS IS,” AND “AS AVAILABLE” BASIS. WE MAKE NO OTHER WARRANTY AND EXPRESSLY DISCLAIM ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, CONCERNING THE SERVICES, SOFTWARE, EQUIPMENTAND ANY PRODUCTS OR SERVICES AVAILABLE ON OR THROUGH THE SOFTWARE INCLUDING, BUT

NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENTAND ANY WARRANTY REGARDING THE USE OR THE RESULTS OF THE USE OF THE SERVICES WITH RESPECT TO THEIR CORRECTNESS, QUALITY, ACCURACY, COMPLETENESS, RELIABILITY, PERFORMANCE, TIMELINESS, CONTINUED AVAILABILITY OR OTHERWISE.

6. LIMITATION OF LIABILITY; INDEMNITY

(a) YOU AGREE THAT NEITHER WE NOR ANY OF OUR MEMBERS, DIRECTORS, OFFICERS, AFFILIATES, EMPLOYEES, AGENTS OR PROVIDERS WILL HAVE ANY LIABILITY, CONTINGENT OR OTHERWISE, TO YOU OR TO THIRD PARTIES, FOR THE CORRECTNESS, QUALITY, ACCURACY, SECURITY, COMPLETENESS, RELIABILITY, PERFORMANCE, TIMELINESS, PRICING OR CONTINUED AVAILABILITY OF THE SERVICES OR FOR DELAYS OR OMISSIONS OF THE SERVICES, OR FOR THE FAILURE OF ANY CONNECTION OR COMMUNICATION SERVICE TO PROVIDE OR MAINTAIN YOUR ACCESS TO A SERVICE, OR FOR ANY INTERRUPTION OR DISRUPTION OF YOUR ACCESS OR ANY ERRONEOUS COMMUNICATIONS BETWEEN US AND YOU. WE WILL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH YOU MAY INCUR OR EXPERIENCE BECAUSE YOU ENTERED INTO THIS AGREEMENT OR RELIED ON THE SERVICES, EVEN IF WE KNOW OR HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. WE HAVE NO RESPONSIBILITY TO INFORM YOU OF ANY DIFFICULTIES WE OR OTHER THIRD PARTIES EXPERIENCE CONCERNING USE OF THE SERVICES OR TO TAKE ANY ACTION IN CONNECTION WITH THOSE DIFFICULTIES. WE ALSO WILL HAVE NO DUTY OR OBLIGATION TO VERIFY, CORRECT, COMPLETE OR UPDATE ANY INFORMATIONDISPLAYED IN OR ARISING OUT OF THE SERVICES. YOU WILL MAKE YOUR OWN INDEPENDENT DECISION TO ACCESS OR USE ANY SERVICE OR TO EXECUTE ANY TRANSACTION AND YOU ACKNOWLEDGE AND AGREE THAT THE SERVICES DO NOT AND WILL NOT SERVE AS THE PRIMARY BASIS FOR ANY OF YOUR INVESTMENT DECISIONS CONCERNING YOUR ACCOUNTS. WE (AND ANY OF OUR MEMBERS, DIRECTORS, OFFICERS, AFFILIATES, EMPLOYEES, AGENTS AND PROVIDERS) ARE NOT AND WILL NOT BE AN ADVISOR OR FIDUCIARY FOR YOU.  Without limiting the generality of any of the foregoing in this Section 6(a), you agree that neither we nor any of our members, directors, officers, affiliates, employees, agents or Providers shall be liable for any loss, damage, cost or expense whatsoever, direct or indirect, regardless of the cause, which may arise out of or be in any way related to your use of the Services, including, but not limited to: (i) any fault in the delivery or operation of the Services or the Equipment, regardless of the cause of such fault; (ii) the suspension or termination of, or the inability to use, all or part of the Services, or any inaccuracies or omissions in any information or documentation provided, regardless of the cause of such suspensions,  termination, non-usability, inaccuracies or omissions; (iii) any faults in or failure of the operation of the Services; (iv) any failure or delay suffered or allegedly suffered by you in concluding trades, however caused; (v) the termination of all or part of this Agreement by us as provided in this Agreement; (vi) any halt in trading announced by the Securities and Exchange Commission or any market, exchange or foreign or domestic regulatory or self-regulatory organization; (vii) any inaccurate market data, news information, quotations, or analytical or technical market data obtained through the Services; or (viii) any other cause in connection with the furnishing, performance, maintenance, or use of, or inability to use, all or any part of the Services. The foregoing shall apply regardless of whether a claim arises in contract, tort, negligence, strict liability or otherwise.

(b) We agree that we will indemnify, protect and hold harmless you, your directors, partners, officers, affiliates, employees and agents, from and against any and all losses, liabilities, judgments, suits, actions, proceedings, claims, damages, costs (including reasonable attorneys' fees)(collectively, "Losses"), to the extent that they are based upon a claim of breach of our warranty in Paragraph 5(b), or our breach of this Agreement except to the extent caused by your negligence or willful misconduct.

(c) You expressly acknowledge and agree that the Services provided by us and theProviders are on an "as is" and “on available” basis, and that you use such Services at your sole risk. Except as otherwise specifically provided in an applicable Schedule,neither we nor our Providers will have any responsibility to maintain the Services or to supply any corrections, updates or releases concerning the Services.

(d) You agree that you will indemnify, protect, and hold harmless us, our members, directors, officers, affiliates, employees and agents, from and against any and all Lossesresulting from or arising out of the use of the Services by you, your directors, partners, officers, affiliates, employees, agents or Authorized Users (as such term is defined in Schedule C), including any breaches of the security of the Services (including any access or entry into any of our other systems not covered by this Agreement), caused directly or indirectly by you, your directors, partners, officers, affiliates, employees, agents or Authorized Users.

(e) You agree that our liability and the liability of our affiliates, agents and third party Providers, if any, arising out of any kind of legal claim (whether sounding in contract, tort, or otherwise) in any way connected to your use of the Services, software, equipmentand any products or services available on or through the software will not exceed $5,000.

7. CONFIDENTIALITY

In the course of performing this Agreement, each party or its employees or agents may be exposed to or acquire information which is proprietary or confidential to the other, its clients, affiliated companies or third parties to whom the party has a duty of confidentiality. Any and all non-public information of any nature obtained by a party or its employees or agents while performing this Agreement (including the Services and any trade secrets, processes, proprietary data, information or documentation related thereto) is deemed confidential and proprietary information (“Confidential Information”).Each party agrees to hold such Confidential Information in strict confidence and not to disclose suchConfidential Information to third parties or use suchConfidential Information for any purpose not contemplated by this Agreement or by any Schedule, and to advise each of its employees and agents who may be exposed to such Confidential Information of their obligations to keep that information confidential, provided, however, that such Confidential Information may be disclosed (a) to the extent required by applicable law or regulation, or (b) pursuant to a subpoena or order of a court or regulatory, self-regulatory or legislative body of competent jurisdiction, or (c) as otherwise required by law. Confidential Information will not include information that is:

(i) in or becomes part of the public domain (other than by disclosure by a party in violation of this Agreement);

(ii) previously known to a party (which must be demonstrable) without an obligation of confidentiality;

(iii) independently developed by a party outside of this Agreement; or

(iv)rightfully obtained by a party from third parties without an obligation of confidentiality.

8. ARBITRATION

Any dispute between us or any of our members, officers, directors, employees or agents and you, or any claim arising out of or relating to the Agreement, or the Services, or the software, or equipment or any products or services available on or through the software provided by us hereunder, shall be settled by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. Arbitration shall be before a single arbitrator in New York, New York, and the award of the arbitrator shall be final, and judgment upon the award rendered may be entered in any court having jurisdiction. Arbitration will not impair the exercise of any termination rights under this Agreement.

9. GENERAL

(a) The terms "we," "our," “us" and words of similar importrefer to and include TSI and each of the Providers unless the context otherwise clearly requires.  The terms “you,” “your” and words of similar import refer to Licensee.

(b) This Agreementandthe Schedules contain the entire agreement of the parties with respect to its subject matter and supersedes all prior and contemporaneous understandings, whether written or oral concerning such subject matter, and neither you nor we may rely on any representations, warranties or understandings that are not contained in this Agreement. This Agreement may be modified and amended from time to time by TSI.

(c) Neither party may assign the Agreement without the other party's prior written consent, provided, however, that either party may assign this Agreement to any entity (i) controlling, controlled by, or under common control with such party, or (ii) which succeeds to all or substantially all of the assets and business of such party. This Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns.

(d) If any provision of this Agreement is held to be invalid or unenforceable, the validity or enforceability of the remainder of this Agreement will not be affected or impaired thereby. The remaining provisions of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties.

(e) All notices will be in writing and delivered by overnight courier service (e.g., FedEx, UPS).Any notice delivered via overnight courier service shall be effective upon delivery.

(f) Headings are for convenience of reference only and will not affect substance.

(g) The individuals executing this Agreement each represent and warrant that they are duly authorized by all necessary action to execute this Agreement on behalf of the party for which it is executing this Agreement

(h) Each party acknowledges that a breach or threatened breach of any provision of Section 7 of this Agreement will cause the other party irreparable injury and damage. Therefore, any such breach or threatened breach may be enjoined through injunctive proceedings in addition to any other rights and remedies which may be available to the aggrieved party at law or in equity.

(i) This Agreement is deemed entered into in New York, New York and will be governed and construed in all respects by the internal laws of the State of New York, without giving effect to principles of conflict of law. Any litigation or other dispute resolution between the parties relating to this Agreement will take place only in New York, New York. The parties consent to personal jurisdiction of and venue in the state and federal courts within that county.

(j) Each party's continuing obligations under this Agreement, including those relating to "Indemnification" and "Confidentiality," will survive the termination of this Agreement.

(k) The words "include" and "including" as used herein or in any Schedule, are deemed to be followed by the words "without limitation."  Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

(l) This agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned, by executing below, agree to be legally bound by this Agreement, together with the attached Schedules A, B and ,as of the Effective Date set forth below.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

LICENSEE:

Firm Name:

BULLS N BEARS.COM d/b/s BnB Quotes.com

Name:

__________________________________________

Signature:

__________________________________________

Title:

__________________________________________

Firm Name:

THE SHIELD, INC.

Name:

__________________________________________

Signature:

__________________________________________

Title:

__________________________________________

Effective Date:

__________________________________________

SCHEDULE A TO THE SERVICE BUREAU AND USER LICENSE AGREEMENT

BETWEEN TSI AND

BULLS N BEARS.COM d/b/a BnB Quotes.com

(THE "SERVICES AGREEMENT")

I.  SERVICES

We will provide the following Services that are checked below:

 1.    Market Data

We will provide computer-terminal access to U.S. securities market information, such as current prices, last trade, quotes in different market centers and news stories, as may be agreed from time to time by the parties. We will provide this service using available third-party commercial sources.

2.    Maintenance

As and when we determine to be necessary, we will maintain, upgrade and enhance our system software and technology to ensure proper technical functioning.

3.    Technical Support

We will provide reasonable technical support for use of our Services and Equipment by telephone or on-line. You will designate an employee who is familiar with your local area network and hardware to serve as the primary contact for obtaining technical support from us.

II. FEES

You agree to pay the following fees for the provision and use of the selected Services set forth above or fees as TSI might amend from time to time.

A)Software license fee for Level 2 users including manager users

See Exhibit A

B) Web Basic

See Exhibit A

J) Exchange fees for quotes are the Licensee’s responsibility and will be invoiced monthly.  Such fees may change or be amended time to time as determined by TSI.

J) Direct point-to-point telecommunication lines between your office(s) and TSI are available at Licensee’s cost.

K) Custom modifications/software development isavailable on per project basis at Licensee’s cost.

Without limiting any other rights or remedies available to us hereunder or under applicable law, any amount payable to you by us, at our option and in our sole and absolute discretion, may be reduced by its set-off against any undisputed amounts payable (whether at such time or in the future) by you to us under any other agreements, instruments or undertakings between you and us (including any amounts owed pursuant to this Agreement).

LICENSEEINITIALS: _____

SCHEDULE B TO THE SERVICES AGREEMENT

SOFTWARE AND COMMUNICATIONS DEVICES

I. LICENSED PRODUCTS GENERALLY

(a) Description of Licensed Products:

As a part of and in connection with your use of the Services, we will provide you with the use of the Software and Communications Devices (in each case as such terms are hereinafter defined)(the "Licensed Products”). The Licensed Productsconsist of computer software programs and databases and may include the use of communication devices necessary to use the Services. All Licensed Products we provide to you will be covered by the terms of this Schedule and the terms or any applicable license or sub-license agreement. For the avoidance of doubt, our provision to you of the Licensed Products, and our granting to you of licenses with respect to the Licensed Products, shall constitute Services for all purposes under the Agreement.

(b) Use of Licensed Products:

We advise you and you acknowledge that all Licensed Products we make available directly or indirectly to you hereunder are our proprietary property or the proprietary property of the third party from whom we have secured the right to use such Licensed Products.

We grant you a personal, non-exclusive, non-transferable right and license to use the Licensed Products during the term of this Agreement solely in connection with the Services. This license does not include the right to sell, transfer, retransmit, sublicense, rent, lease, copy or modify the Licensed Products or to use Licensed Products for service bureau, time-sharing, consulting, outsourcing or other similar purposes, or to make the Licensed Products available to any third party other than a customer if you are a broker-dealer. You shall not use, and shall not permit the use of, the Licensed Products for any illegal purpose. You shall have no interest in the Licensed Products, including any copyrights, trademarks, service marks, trade secrets, patents and other proprietary rights related to Licensed Products, except for the licenses granted under this Agreement.   The license granted herein is the entire license granted to Licensee pursuant to this Agreement and no other license is granted by implication or otherwise.

You acknowledge TSI has invested significantly in the Licensed Products which is of significant value to TSI.  You shall accord the contents of Licensed Products such protection as is necessary to prevent any unauthorized use, disclosure, dissemination or duplication.

Upon termination of this Agreement for any reason, you shall either destroy or return to us all copies of the Licensed Products and related documentationand, at our request, you agreeto certify to us in writingyour compliance with these requirements. You shall exercise care to preserve the condition of the Licensed Products. You acknowledge that you are not the owner of the Licensed Products, but are only a licensee thereof, and that you will be liable for the cost of any damage to the Licensed Products resulting from your use or misuse of them, except for ordinary wear and tear.

During the Term of this Agreement, you will permit us access to your books and records, including, without limitation, your electronic records, and premises, solely to monitor compliance with this Agreement or to fulfill any related legal or contractual requirement.

II. FEES

You agree to pay the fees for the provision and use of the Licensed Products set forth in Section II of Schedule A or fees as TSI might amend from time to time.  These fees are due upon receipt of a monthly invoice.  You agree to pay reasonable attorneys’ fees and costs incurred in collection of overdue fees.  Fees will be considered overdue ten (10) days after receipt of monthly invoice.

Without limiting any other rights or remedies available to us hereunder or under applicable law, any amount payable to you by us, at our option and in our sole and absolute discretion, may be reduced by its set-off against any undisputed amounts payable (whether at such time or in the future) by you to us under any other agreements, instruments or undertakings between you and us (including any amounts owed pursuant to this Agreement).

III. SOFTWARE

All software we provide to you now and in the future, in object code, source code or any other format, including any updates, modifications and/or additions thereto, as well as all associated documentation, in any media, is referred to herein, collectively and individually as appropriate, as the "Software." We, and any third party Providers, retain all rights and title (to the extent of our and their interests) to all proprietary computer programs, techniques, algorithms and processes contained therein, and the "look and feel" and graphic elements of the Software. You shall not copy the Software for any reason.

YOU AGREE THAT YOU WILL NOT MAKE ANY ALTERATION, CHANGE OR MODIFICATION TO THE SOFTWARE. YOU MAY NOT RECOMPILE, DECOMPILE, DISASSEMBLE, REVERSE ENGINEER, OR MAKE OR DISTRIBUTE ANY OTHER FORM OF OR ANY DERIVATIVE WORK, INCLUDING BUT NOT LIMITED TO THE "LOOK AND FEEL" AND GRAPHIC ELEMENTS, FROM THE SOFTWARE AND/OR THE SERVICES, EXCEPT AS PERMITTED BY LAW.

IV. COMMUNICATIONS DEVICES

All communications equipment, data lines and other telecommunications devices we provide to you for your use in conjunction with your use of the Services are referred to herein, collectively and individually as appropriate, as the "Communications Devices" or the “Equipment.”

Unless we have agreed to provide such services pursuant to another Schedule, we accept no responsibility for recording, backing up or archiving any data, software or messages created,

transmitted or received using the Communications Devices. It is solely your responsibility to record, backup or archive data, software and messages for disaster recovery, record keeping or any other purpose.

You shall be responsible for all costs and expense, all necessary installation alteration, including but not limited to, network installations, equipment communications links, site alterations and circuits that may be required to receive, process and display the Licensed Products. You acknowledge that the increasing volume of market data or technological changes in data dissemination systems may necessitate an upgrade and that failure to do so may result in degradation of service. You are responsible for upgrades and agree to maintain your systems including but not limited to purchasing additional or new computer hardware or communications bandwidth as required such that it you will not experience a degradation in service.

V. SET-UP SERVICES

We will provide appropriate set-up and testing related to Licensed Products and Services.

VI. DISCLAIMER OF LIABILITY

WE DO NOT ASSUME ANY RESPONSIBILITY FOR THE OPERATION OF THE LICENSED PRODUCTS. SPECIFICALLY, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WE SHALL HAVE NO RESPONSIBILITY FOR THE AVAILABILITY, TIMELINESS, SECURITY, SAFETY, ACCURACY OR PERFORMANCE OF LICENSED PRODUCTS, AND WE SHALL NOT BE RESPONSIBLE FOR ANY EFFECT THAT YOUR USE OF THE LICENSED PRODUCTS MAY HAVE ON YOUR SOFTWARE AND EQUIPMENT.

WE MAKE NO WARRANTY THAT

1. THE SOFTWARE WILL MEET YOUR REQUIREMENTS;

2. THE SOFTWARE WILL BE UNINTERRUPTED, TIMELY, SECURE, ERROR FREE or FREE OF VIRUSES, ERRORS, WORMS, DATE BOMBS, TIME BOMBS or OTHER HARMFUL COMPONENTS;

3. THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SOFTWARE WILL BE ACCURATE OR RELIABLE;

4. THE QUALITY OF ANY PRODUCTS, SERVICES, INFORMATION or OTHER MATERIAL PURCHASED OR OBTAINED BY YOU THROUGH THE SOFTWARE WILL MEET YOUR EXPECTATIONS;

5. ANY ERRORS ON THE SOFTWARE WILL BE CORRECTED; AND

6. THE DATA AND MATERIALS PRESENTED OR DISPLAYED ON THE SOFTWARE ARE CORRECT, ACCURATE or RELIABLE. ANY CONTENT OR DATA

DOWNLOADED OR OTHERWISE OBTAINED THROUGH THE USE OF THE SOFTWARE IS DONE AT YOUR OWN DISCRETION AND RISK. YOU WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO YOUR COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS FROM THE DOWNLOAD OF ANY SUCH CONTENT.

YOU AGREE THAT TSI OR ANY THIRD PARTY ENGAGED IN PROVIDING SERVICES TO YOU ON OR THROUGH THE SOFTWARE SHALL NOT BE RESPONSIBLE OR LIABLE FOR ANY DAMAGES CAUSED BY THEFT, UNAUTHORIZED ACCESS, SYSTEMS FAILURE, COMMUNICATIONS LINE FAILURE or ANY OTHER OCCURRENCES.

YOU AGREE NO ADVICE OR INFORMATION, WHETHER WRITTEN OR ORAL, WHETHER OBTAINED BY YOU FROM TSI, FROM A TSI EMPLOYEE OR AGENT or THROUGH OR FROM THE SOFTWARE, SHALL CREATE ANY WARRANTY NOT EXPRESSLY STATED IN THESE TERMS AND CONDITIONS. TSI WILL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL or EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, REVENUE, INCOME, GOODWILL, USE, DATA or OTHER INTANGIBLE LOSSES (EVEN IF TSI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), RESULTING FROM:

1. THE USE OF OR THE INABILITY TO USE THE SOFTWARE;

2. ACTS OF GOD, STRIKES, LOCKOUTS, RIOTS, ACTS OF WAR, TERRORISM, EPIDEMICS, GOVERNMENT ACTS, FIRE, COMMUNICATION LINE MALFUNCTIONS, EQUIPMENT FAILURE OR OTHER DISASTERS;

3. THE COST OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES RESULTING FROM ANY GOODS, DATA, INFORMATION or SERVICES PURCHASED OR OBTAINED or MESSAGES RECEIVED OR TRANSACTIONS ENTERED INTO, THROUGH or FROM THE SOFTWARE;

4. ACCESS TO OR ALTERATION OF YOUR ACCOUNT, TRANSMISSIONS OR DATA;

5. STATEMENTS OR CONDUCT OF ANY THIRD PARTY ON THE SOFTWARE; OR

6. ANY OTHER MATTER RELATING TO THE SOFTWARE.

YOU UNDERSTAND AND AGREE THAT IF ANY LICENSED PRODUCTS ARE PROVIDED BY A THIRD PARTY, YOU SHALL BE LIABLE AND RESPONSIBLE FOR ANY TERMINATION FEE OR EARLY TERMINATIONFEE IMPOSED BY SUCH THIRD PARTY, REGARDLESS OF THE REASON FOR TERMINATION.

YOU HAVE INDEPENDENTLY EVALUATED THE LICENSED PRODUCTS.

YOU ASSUME ALL LIABILITIES AND RISKS ASSOCIATED WITH THE USE OF LICENSED PRODUCTS.

LICENSEEINITIALS: _____

ADDENDUM 1

NON-SOLICITATION/ NON COMPETE

To protect the Licensee’s business and relationship with its subscribers and prospective subscribers, The Shield, Ilk. agrees that it shall not, without the express prior written permission of the Licensee, at any time during this Agreement and for 0ne (1) year after the termination of this Agreement for any reason or no reason, directly or indirectly, (by assisting or suggesting to another, or otherwise):  (i) contact, ask to employ or employ, solicit or otherwise attempt to induce or accept the initiative of any employee, sub-contractor or supplier or vendor of the Licensee to terminate or modify its position as an employee, sub-contractor supplier or vendor of the Licensee, or (ii) solicit or otherwise attempt to induce any subscriber of Licensee to terminate or modify its position as a subscriber of the Licensee or to compete against the Licensee with respect to any then current or former or prospective subscribers of the Licensee.

LICENSEE:

Firm Name:

BULLS N BEARS.COM d/b/s BnB Quotes.com

Name:

__________________________________________

Signature:

__________________________________________

Title:

__________________________________________

Firm Name:

THE SHIELD, INC.

Name:

__________________________________________

Signature:

__________________________________________

Title:

__________________________________________

Effective Date:

__________________________________________

----------END OF DOCUMENT-----------

Exhibit 99.1

BullsNBears.com Launches Financial News and Quotation Platform

 WEST PALM BEACH, FL--(Marketwire - AUG 15, 2013) - BullsNBears.com, Inc.

(OTCBB: BNBI) announced they will offer full Quotation Services to their subscribers through their BNBQuotes.com portal.

Pursuant to an exclusive reseller agreement with The Shield, llc.a leading financial data provider.BNBQuotes.com will offer Real Time Level 1, Real Time Level 2 and full financial news service feeds to the investment community.

BNBQuotes.com will leverage its marketing relationships and internal/external databases to sign up subscribers for its financial data products and services.

“We will provide a low cost, robust financial data feed solution for the novice investor to the professional trader. Our pricing model and state of the art technology gives us a competitive advantage to compete as a leading financial data and news provider” said BullsNbears.com CEO James Palladino.

About BullsNBears.com, Inc.

BullsNBears.com, Inc. is a developmental stage company, focused on developing a global financial networking platform to provide a robust solution to investors and businesses in the Financial Community.

About BNBQuotes.com.

BNBQuotes.com, owned by BullsNbears.com, Inc., is focused on providing a full suite of financial quotation and news data feeds to the investment community. Level 1 & 2 provide the trader with the best bid and ask prices for each market participant in a given security. Level 2 information is of interest to traders and brokers because it indicates the buying and selling pressure behind individual securities.

Safe Harbor Statement

This release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "will," "expects," and other terms with similar meaning. Forward-looking statements are based on current beliefs, assumptions and expectations and speak only as of the date of this release and involve risks and uncertainties that could cause actual results to differ

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materially from current expectations. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or any other reason.

Contact:

For additional information on BullsNBears.com, Inc., please contact us at:

Public Relations

4731 W. Atlantic Ave.
Suite 7
Delray Beach, FL 33445
Tel: (561) 265-5657
Fax: (561) 865-5208
www.bullsnbears.com

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